UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00043

DWS Investment Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2011 Annual Report to Shareholders

DWS Mid Cap Growth Fund

Contents
4 Portfolio Management Review
8 Performance Summary
11 Information About Your Fund's Expenses
13 Portfolio Summary
15 Investment Portfolio
20 Statement of Assets and Liabilities
22 Statement of Operations
23 Statement of Changes in Net Assets
24 Financial Highlights
29 Notes to Financial Statements
38 Report of Independent Registered Public Accounting Firm
39 Tax Information
40 Investment Management Agreement Approval
44 Summary of Management Fee Evaluation by Independent Fee Consultant
48 Board Members and Officers
53 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

DWS Mid Cap Growth Fund's fiscal year had an encouraging start as a sustained equity rally took hold in October 2010 owing to improved corporate profitability, the U.S. Federal Reserve Board's (the Fed's) announcement of its second round of quantitative easing and favorable economic data.1 In late 2010, uncertainty regarding U.S. policy making diminished after the Obama administration and congressional Republicans reached a compromise regarding payroll tax cuts and unemployment benefits. U.S. gross domestic product (GDP) growth of 3.2% for the fourth quarter of 2010, the decline in the unemployment rate to 9% and a notable improvement in housing starts contributed further to positive market momentum.

Favorable equity performance generally continued into the second quarter of 2011, but May and June were characterized by disappointing economic news, volatile commodity prices and growing fears of financial contagion from Europe's sovereign debt problems.2 Market behavior during this time also proved volatile as worsening U.S. economic reports sparked fears of a renewed recession. In the third quarter, equities entered a period of extreme bearishness and volatility. Political gridlock in U.S. debt limit negotiations, Standard & Poor's® downgrade of the United States' credit rating in early August and the lack of a credible solution to Europe's sovereign debt woes led stocks to experience some of their worst declines since the onset of the 2008 financial crisis.3

For its most recent fiscal year ended September 30, 2011, the fund's Class A shares returned 0.66%, compared with the Russell Midcap® Growth Index return of 0.80% and the Morningstar Mid-Cap Growth Funds category return of -1.15%.4,5

The fund's investment process continues to maintain a long-term perspective and a disciplined, fundamental approach to identifying quality mid-cap growth stocks. We conduct rigorous research to identify compelling opportunities and to build a well-diversified portfolio. We believe that bottom-up research and strategic allocation across the four "building blocks of growth" (companies that we characterize as displaying stable growth, growth at value prices, explosive growth or contingent growth) can lead to attractive risk-adjusted returns, because this approach strategically balances growth against risk in the portfolio. Apart from analyzing company fundamentals, we also use a qualitative scoring system to rank candidates for the portfolio by management quality, competitive positioning, earnings stability and other factors.

Positive Contributors to Fund Performance

During the 12-month period, strong stock selection within the health care and consumer staples sectors contributed to performance. In addition, sector allocation had a positive effect on results, based mainly on overweights in energy and underweights in materials and consumer staples.6,7 The top individual security-level contributors to relative performance during the period included Questcor Pharmaceuticals, Inc., Deckers Outdoor, Inc. and Diamond Foods, Inc. Questcor saw a spectacular run-up in its share price during the 12-month period, owing to increased prescriptions of its drug Acthar to treat multiple sclerosis flares. Prescriber penetration is still quite low, and there are several other medical conditions where Acthar should be useful. In the case of Deckers Outdoor, the manufacturer and retailer of Uggs (one of the strongest fashion trends in footwear over the past several years) and Teva sandals, the company has benefited from a string of solid results thanks to continued strong demand for Teva and Uggs from wholesale customers. Lastly, with its pending acquisition of the Pringles brand from Procter & Gamble, Diamond Foods showed itself to be an outstanding example of how smaller companies can benefit as large caps shed brands. The company has also begun to see synergies in distribution as it penetrates new retail outlets.

Negative Contributors to Fund Performance

Stock selection in the information technology, materials and financials areas was weak during the period, and an underweight in the consumer discretionary sector subtracted from returns. The largest individual detractors from performance on a company level included Urban Outfitters, Inc., Itron, Inc.* and Thompson Creek Metals Co., Inc. Urban Outfitters, a specialty retailer within the consumer discretionary sector that sells fashion apparel, accessories and home goods, was forced to mark down inventory as fashion preferences shifted away from their brand lines. We continue to hold the company, as consumers appear to be responding positively to new inventory, and Urban Outfitters is actively buying back shares. Shares of Itron, a provider of automated meter-reading technology, suffered as reduced spending on electrical meters, a lack of new contract awards and a loss of market share in key areas all weighed on results. We sold the position earlier this year. Additionally, holdings in Thompson Creek Metals, a diversified North American mining company, underperformed due to lower demand for commodities on the expectation of an economic slowdown in China. We believe that Thompson Creek is currently undervalued and continue to hold the shares.

Outlook and Positioning

In light of the recent loss of momentum in global growth, we remain cautious regarding short-term equity market prospects. However, we also think that the U.S. economy is merely undergoing a "soft patch," and that it should avoid a "double-dip" recession. At the same time, we expect further economic headwinds related to Europe's sovereign debt issues, China's slowing economy and the current political impasse in U.S. policy making. Earnings estimates for mid-cap companies are already being revised down, and the likelihood of further reductions could prolong the market's doldrums. Given the subdued pace of economic recovery — and relatively benign inflation — we believe the Fed is likely to remain as accommodative as possible.

We have continued to position the fund for eventual economic recovery. However, given the difficult market conditions, we moved to a more defensive stance within the "building blocks of growth" several months ago, reducing the fund's weightings in cyclical and higher-risk stocks with the goal of mitigating elevated market fluctuation. Stock selection is critical to our investment process, and we continue to invest in quality companies with attractive fundamentals that can increase revenue and gain market share. In the months to come, we expect strong merger and acquisition activity to be supportive of mid-cap stock valuations. Following past recessions, higher-quality mid-cap stocks have typically outperformed, and we are optimistic that history will repeat itself when U.S. growth eventually regains momentum, though there are no guarantees.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Mid Cap Growth Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Management Team

Joseph Axtell, CFA

Rafaelina M. Lee

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 Quantitative easing (QE 2) was an asset purchase program initiated by the U.S. Federal Reserve as a means to jump-start the sluggish U.S. economy.

2 Sovereign debt is a government bond that is issued in a foreign currency.

3 A credit quality rating measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

4 Russell Midcap Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

5 Source: Morningstar, Inc. The U.S. mid-cap range for market capitalization typically falls between $1 billion and $8 billion and represents 20% of the total capitalization of the U.S. equity market. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields). Category returns assume reinvestment of dividends. It is not possible to invest directly in a Morningstar category.

6 The consumer staples sector consists of companies that provide goods and services that are essential, such as food, beverages, prescription drugs and household products.

7 "Overweight" means a fund holds a higher weighting in a given sector or stock compared with its benchmark index. "Underweight" means a fund holds a lower weighting in a given sector or stock.

* No longer held in the portfolio as of September 30, 2011.

Performance Summary September 30, 2011
Average Annual Total Returns as of 9/30/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	0.66%	2.81%	-1.13%	3.35%
Class B	-0.22%	1.91%	-1.96%	2.51%
Class C	-0.19%	1.92%	-1.94%	2.52%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-5.12%	0.80%	-2.29%	2.74%
Class B (max 4.00% CDSC)	-3.20%	1.26%	-2.13%	2.51%
Class C (max 1.00% CDSC)	-0.19%	1.92%	-1.94%	2.52%
No Sales Charges
Class S	0.99%	3.04%	-0.88%	3.51%
Institutional Class	0.89%	3.18%	-0.82%	3.65%
Russell Midcap® Growth Index+	0.80%	5.89%	1.64%	6.70%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2011 are 1.40%, 2.37%, 2.18%, 1.09% and 1.09% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on June 28, 2002 and for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Investment Class shares of DWS Mid Cap Growth Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. On October 20, 2006, Investment Class shares were converted into Class S shares. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Mid Cap Growth Fund — Class A [] Russell Midcap Growth Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ Russell Midcap® Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 9/30/11	$12.65	$11.78	$11.77	$12.81	$12.94
9/30/10	$12.75	$11.87	$11.87	$12.91	$13.16
Distribution Information: Twelve Months as of 9/30/11: Income Dividends	$.21	$.07	$.09	$.26	$.38

Morningstar Rankings — Mid-Cap Growth Funds Category as of 9/30/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	288	of	760	38
3-Year	393	of	676	58
5-Year	490	of	601	81
Class B 1-Year	358	of	760	47
3-Year	462	of	676	68
5-Year	537	of	601	89
Class C 1-Year	355	of	760	47
3-Year	460	of	676	68
5-Year	532	of	601	88
Class S 1-Year	264	of	760	35
3-Year	372	of	676	55
5-Year	476	of	601	79
Institutional Class 1-Year	274	of	760	36
3-Year	354	of	676	52
5-Year	469	of	601	78
10-Year	313	of	404	77

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2011 to September 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended September 30, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/11	$807.30	$803.50	$803.40	$808.20	$807.70
Expenses Paid per $1,000*	$5.53	$9.36	$9.18	$4.40	$4.53
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/11	$1,018.95	$1,014.69	$1,014.89	$1,020.21	$1,020.05
Expenses Paid per $1,000*	$6.17	$10.45	$10.25	$4.91	$5.06

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Mid Cap Growth Fund	1.22%	2.07%	2.03%	.97%	1.00%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/11	9/30/10

Common Stocks	96%	97%
Cash Equivalents	4%	3%
	100%	100%

Sector Diversification (As a % of Common Stocks)	9/30/11	9/30/10

Information Technology	20%	23%
Consumer Discretionary	19%	18%
Health Care	18%	16%
Industrials	13%	13%
Energy	9%	11%
Consumer Staples	8%	4%
Financials	7%	7%
Materials	4%	5%
Telecommunication Services	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.
Ten Largest Equity Holdings at September 30, 2011 (19.5% of Net Assets)
1. Deckers Outdoor Corp. Designs and markets function-oriented footwear and apparel	2.6%
2. Herbalife Ltd. Sells weight management, nutritional supplement and personal care products	2.5%
3. Diamond Foods, Inc. Branded food company	2.1%
4. Questcor Pharmaceuticals, Inc. A biopharmaceutical company	2.1%
5. Darden Restaurants, Inc. Operator of restaurant services	1.7%
6. SXC Health Solutions Corp. Provides pharmacy and health care services	1.7%
7. Green Mountain Coffee Roasters, Inc. Roasts Arabica coffees and offers various coffee selections	1.7%
8. Church & Dwight Co., Inc. Produces sodium bicarbonate and sodium bicarbonate-based products	1.7%
9. Healthspring, Inc. Offers managed care services	1.7%
10. Children's Place Retail Stores, Inc. Operator of apparel and accessories for newborn to 12-year-old children	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of September 30, 2011
	Shares	Value ($)

Common Stocks 96.2%
Consumer Discretionary 18.3%
Auto Components 2.1%
BorgWarner, Inc.* (a)	49,239	2,980,437
Gentex Corp. (a)	99,479	2,392,470
Tenneco, Inc.*	54,259	1,389,573
		6,762,480
Hotels Restaurants & Leisure 3.1%
Darden Restaurants, Inc. (a)	131,284	5,612,391
Panera Bread Co. "A"*	41,927	4,357,892
		9,970,283
Household Durables 1.1%
Jarden Corp. (a)	127,636	3,606,993
Internet & Catalog Retail 1.0%
Priceline.com, Inc.* (a)	7,110	3,195,661
Specialty Retail 6.9%
Advance Auto Parts, Inc.	81,285	4,722,658
Children's Place Retail Stores, Inc.* (a)	117,195	5,453,083
Guess?, Inc.	143,600	4,091,164
Tiffany & Co. (a)	67,007	4,075,366
Urban Outfitters, Inc.* (a)	174,474	3,894,260
		22,236,531
Textiles, Apparel & Luxury Goods 4.1%
Deckers Outdoor Corp.* (a)	89,056	8,305,363
Hanesbrands, Inc.* (a)	201,743	5,045,592
		13,350,955
Consumer Staples 8.0%
Food Products 3.9%
Diamond Foods, Inc. (a)	86,736	6,920,666
Green Mountain Coffee Roasters, Inc.* (a)	59,999	5,576,307
		12,496,973
Household Products 1.7%
Church & Dwight Co., Inc. (a)	124,664	5,510,149
Personal Products 2.4%
Herbalife Ltd.	148,367	7,952,471
Energy 8.8%
Energy Equipment & Services 6.4%
Complete Production Services, Inc.*	175,422	3,306,705
Core Laboratories NV (a)	44,049	3,956,922
Dresser-Rand Group, Inc.*	90,776	3,679,151
FMC Technologies, Inc.* (a)	126,974	4,774,222
National Oilwell Varco, Inc.	54,601	2,796,663
Oil States International, Inc.* (a)	43,317	2,205,702
		20,719,365
Oil, Gas & Consumable Fuels 2.4%
Concho Resources, Inc.*	50,721	3,608,292
Pioneer Natural Resources Co. (a)	27,251	1,792,298
Ultra Petroleum Corp.* (a)	82,700	2,292,444
		7,693,034
Financials 6.2%
Capital Markets 2.3%
Affiliated Managers Group, Inc.* (a)	30,638	2,391,296
Invesco Ltd.	102,193	1,585,014
Lazard Ltd. "A"	82,741	1,745,835
TD Ameritrade Holding Corp. (a)	124,891	1,836,522
		7,558,667
Commercial Banks 0.7%
Prosperity Bancshares, Inc. (a)	65,868	2,152,566
Diversified Financial Services 1.2%
Portfolio Recovery Associates, Inc.* (a)	62,844	3,910,154
Insurance 1.6%
W.R. Berkley Corp. (a)	171,439	5,090,024
Real Estate Management & Development 0.4%
CB Richard Ellis Group, Inc. "A"*	102,042	1,373,485
Health Care 16.9%
Biotechnology 0.6%
Onyx Pharmaceuticals, Inc.*	62,600	1,878,626
Health Care Equipment & Supplies 2.2%
Sirona Dental Systems, Inc.*	74,465	3,158,061
Thoratec Corp.*	123,928	4,045,010
		7,203,071
Health Care Providers & Services 8.4%
AmerisourceBergen Corp. (a)	137,589	5,127,942
Centene Corp.* (a)	187,200	5,367,024
DaVita, Inc.*	63,094	3,954,101
Fresenius Medical Care AG & Co. KGaA (ADR) (a)	67,655	4,568,742
Healthspring, Inc.*	150,214	5,476,802
Laboratory Corp. of America Holdings*	33,593	2,655,527
		27,150,138
Health Care Technology 1.7%
SXC Health Solutions Corp.*	100,592	5,602,974
Life Sciences Tools & Services 0.9%
Life Technologies Corp.*	73,634	2,829,755
Pharmaceuticals 3.1%
Pacira Pharmaceuticals, Inc.*	78,340	777,916
Questcor Pharmaceuticals, Inc.* (a)	249,735	6,807,776
Watson Pharmaceuticals, Inc.*	35,729	2,438,504
		10,024,196
Industrials 12.1%
Aerospace & Defense 1.4%
BE Aerospace, Inc.*	140,666	4,657,451
Commercial Services & Supplies 1.2%
Stericycle, Inc.* (a)	46,738	3,772,691
Construction & Engineering 0.6%
Chicago Bridge & Iron Co. NV	66,822	1,913,114
Electrical Equipment 3.0%
Babcock & Wilcox Co.*	103,773	2,028,762
General Cable Corp.* (a)	96,638	2,256,497
Rockwell Automation, Inc.	48,079	2,692,424
Thomas & Betts Corp.*	69,307	2,766,043
		9,743,726
Machinery 3.0%
Eaton Corp.	61,308	2,176,434
Gardner Denver, Inc. (a)	37,886	2,407,655
Joy Global, Inc.	48,972	3,054,873
Timken Co.	65,385	2,145,936
		9,784,898
Professional Services 2.1%
IHS, Inc. "A"*	44,692	3,343,409
Robert Half International, Inc. (a)	163,001	3,458,881
		6,802,290
Road & Rail 0.8%
Kansas City Southern*	53,425	2,669,113
Information Technology 19.6%
Communications Equipment 1.5%
Acme Packet, Inc.*	35,259	1,501,681
Harris Corp. (a)	55,248	1,887,824
Polycom, Inc.* (a)	87,321	1,604,087
		4,993,592
Computers & Peripherals 1.7%
NetApp, Inc.* (a)	49,525	1,680,878
Western Digital Corp.*	153,630	3,951,364
		5,632,242
Internet Software & Services 1.4%
Equinix, Inc.* (a)	49,073	4,359,154
IT Services 3.8%
Cognizant Technology Solutions Corp. "A"*	61,484	3,855,047
Syntel, Inc.	103,012	4,449,088
VeriFone Systems, Inc.*	115,431	4,042,394
		12,346,529
Semiconductors & Semiconductor Equipment 3.2%
Altera Corp.	87,560	2,760,767
ARM Holdings PLC (ADR)	96,993	2,473,322
Atmel Corp.*	243,377	1,964,052
First Solar, Inc.* (a)	25,829	1,632,651
Netlogic Microsystems, Inc.*	31,855	1,532,544
		10,363,336
Software 8.0%
BMC Software, Inc.*	95,372	3,677,544
Check Point Software Technologies Ltd.* (a)	85,351	4,503,119
Concur Technologies, Inc.* (a)	43,753	1,628,487
Intuit, Inc.*	79,692	3,780,589
MICROS Systems, Inc.*	63,617	2,793,422
Red Hat, Inc.*	120,721	5,101,669
Rovi Corp.*	99,604	4,280,980
		25,765,810
Materials 4.1%
Chemicals 0.6%
Solutia, Inc.*	147,431	1,894,488
Containers & Packaging 1.0%
Crown Holdings, Inc.*	105,922	3,242,273
Metals & Mining 1.4%
Cliffs Natural Resources, Inc.	37,253	1,906,236
Thompson Creek Metals Co., Inc.* (a)	286,457	1,738,794
Walter Energy, Inc.	14,200	852,141
		4,497,171
Paper & Forest Products 1.1%
Schweitzer-Mauduit International, Inc. (a)	62,724	3,504,390
Telecommunication Services 2.2%
Wireless Telecommunication Services
American Tower Corp. "A"* (a)	80,162	4,312,716
MetroPCS Communications, Inc.*	318,969	2,778,220
		7,090,936
Total Common Stocks (Cost $282,360,951)		311,301,755

Securities Lending Collateral 32.9%
Daily Assets Fund Institutional, 0.17% (b) (c) (Cost $106,569,059)	106,569,059	106,569,059
Cash Equivalents 3.6%
Central Cash Management Fund, 0.10% (b) (Cost $11,489,439)	11,489,439	11,489,439

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $400,419,449)+	132.7	429,360,253
Other Assets and Liabilities, Net	(32.7)	(105,706,876)
Net Assets	100.0	323,653,377

* Non-income producing security

+ The cost for federal income tax purposes was $399,658,094. At September 30, 2011, net unrealized appreciation for all securities based on tax cost was $29,702,159. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $60,320,514 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,618,355.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2011 amounted to $101,940,303, which is 31.5% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$311,301,755	$—	$—	$311,301,755
Short-Term Investments (d)	118,058,498	—	—	118,058,498
Total	$429,360,253	$—	$—	$429,360,253

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended September 30, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $282,360,951) — including $101,940,303 of securities loaned	$311,301,755
Investment in Daily Assets Fund Institutional (cost $106,569,059)*	106,569,059
Investment in Central Cash Management Fund (cost $11,489,439)	11,489,439
Total investments in securities, at value (cost $400,419,449)	429,360,253
Cash	3,788
Receivable for investments sold	1,583,590
Receivable for Fund shares sold	65,296
Dividends receivable	75,318
Interest receivable	17,193
Foreign taxes recoverable	2,023
Other assets	22,606
Total assets	431,130,067
Liabilities
Payable upon return of securities loaned	106,569,059
Payable for Fund shares redeemed	240,652
Accrued management fee	186,468
Other accrued expenses and payables	480,511
Total liabilities	107,476,690
Net assets, at value	$323,653,377
Net Assets Consist of
Net unrealized appreciation (depreciation) on investments	28,940,804
Accumulated net realized gain (loss)	(56,459,160)
Paid-in capital	351,171,733
Net assets, at value	$323,653,377

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of September 30, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($173,878,508 ÷ 13,749,879 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.65
Maximum offering price per share (100 ÷ 94.25 of $12.65)	$13.42
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,789,275 ÷ 321,559 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.78
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,100,580 ÷ 942,924 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.77
Class S Net Asset Value, offering and redemption price per share ($133,323,401 ÷ 10,411,096 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.81
Institutional Class Net Asset Value, offering and redemption price per share ($1,561,613 ÷ 120,637 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.94

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $16,907)	$2,181,181
Income distributions — Central Cash Management Fund	16,877
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	242,148
Total income	2,440,206
Expenses: Management fee	2,575,601
Administration fee	399,848
Services to shareholders	859,943
Distribution and service fees	703,942
Reports to shareholders	68,784
Custodian fee	11,127
Professional fees	70,850
Registration fees	61,015
Trustees' fees and expenses	15,483
Other	28,702
Total expenses	4,795,295
Net investment income (loss)	(2,355,089)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	51,619,696
Change in net unrealized appreciation (depreciation) on investments	(41,274,325)
Net gain (loss)	10,345,371
Net increase (decrease) in net assets resulting from operations	$7,990,282

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$(2,355,089)	$(2,294,032)
Net realized gain (loss)	51,619,696	46,526,754
Change in net unrealized appreciation (depreciation)	(41,274,325)	15,205,470
Net increase (decrease) in net assets resulting from operations	7,990,282	59,438,192
Distributions to shareholders from: Net investment income: Class A	(3,113,793)	—
Class B	(30,223)	—
Class C	(95,832)	—
Class S	(2,930,984)	—
Institutional Class	(28,533)	—
Total distributions	(6,199,365)	—
Fund share transactions: Proceeds from shares sold	51,293,413	35,561,717
Reinvestment of distributions	5,956,316	—
Payments for shares redeemed	(96,133,878)	(74,496,668)
Net increase (decrease) in net assets from Fund share transactions	(38,884,149)	(38,934,951)
Increase from regulatory settlements (see Note F)	636,864	8,283,050
Increase (decrease) in net assets	(36,456,368)	28,786,291
Net assets at beginning of period	360,109,745	331,323,454
Net assets at end of period (including undistributed net investment income of $0 and $5,724,524, respectively)	$323,653,377	$360,109,745

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended September 30,
Class A	2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$12.75		$10.45		$11.81		$19.07		$15.70
Income (loss) from investment operations: Net investment income (loss)a	(.10)		(.09)		(.02)		(.09)		(.14)
Net realized and unrealized gain (loss)	.19		2.11		(1.34)		(4.67)		3.51
Total from investment operations	.09		2.02		(1.36)		(4.76)		3.37
Less distributions from: Net investment income	(.21)		—		—		—		—
Net realized gains	—		—		—		(2.50)		—
Total distributions	(.21)		—		—		(2.50)		—
Increase from regulatory settlements	.02	d	.28	d	—		—		—
Net asset value, end of period	$12.65		$12.75		$10.45		$11.81		$19.07
Total Return (%)c	.66	d	22.01	d	(11.52	)b	(28.43	)b	21.46	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	174		193		182		236		566
Ratio of expenses before expense reductions (%)	1.27		1.40		1.39		1.37		1.25
Ratio of expenses after expense reductions (%)	1.27		1.40		1.22		1.25		1.24
Ratio of net investment income (loss) (%)	(.66)		(.75)		(.24)		(.62)		(.76)
Portfolio turnover rate (%)	54		68		90		82		56
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Total return does not reflect the effect of any sales charges.
d The period ended September 30, 2010 includes a non-recurring payment from the Advisor, which amounted to $0.236 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.024 and $0.042 per share of non-affiliated regulatory settlements for the periods ended September 30, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.19% and 2.66% lower for the periods ended September 30, 2011 and 2010, respectively.

	Years Ended September 30,
Class B	2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$11.87		$9.82		$11.19		$18.32		$15.21
Income (loss) from investment operations: Net investment income (loss)a	(.20)		(.17)		(.09)		(.19)		(.26)
Net realized and unrealized gain (loss)	.16		1.96		(1.28)		(4.44)		3.37
Total from investment operations	(.04)		1.79		(1.37)		(4.63)		3.11
Less distributions from: Net investment income	(.07)		—		—		—		—
Net realized gains	—		—		—		(2.50)		—
Total distributions	(.07)		—		—		(2.50)		—
Increase from regulatory settlements	.02	d	.26	d	—		—		—
Net asset value, end of period	$11.78		$11.87		$9.82		$11.19		$18.32
Total Return (%)c	(.22	)d	20.88	b,d	(12.24	)b	(28.95	)b	20.45	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		5		9		16		33
Ratio of expenses before expense reductions (%)	2.13		2.37		2.51		2.19		2.16
Ratio of expenses after expense reductions (%)	2.13		2.30		2.11		2.00		2.00
Ratio of net investment income (loss) (%)	(1.52)		(1.65)		(1.13)		(1.37)		(1.52)
Portfolio turnover rate (%)	54		68		90		82		56
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Total return does not reflect the effect of any sales charges.
d The period ended September 30, 2010 includes a non-recurring payment from the Advisor, which amounted to $0.220 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.022 and $0.039 per share of non-affiliated regulatory settlements for the periods ended September 30, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.19% and 2.66% lower for the periods ended September 30, 2011 and 2010, respectively.

	Years Ended September 30,
Class C	2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$11.87		$9.80		$11.19		$18.31		$15.20
Income (loss) from investment operations: Net investment income (loss)a	(.20)		(.16)		(.09)		(.19)		(.26)
Net realized and unrealized gain (loss)	.17		1.97		(1.30)		(4.43)		3.37
Total from investment operations	(.03)		1.81		(1.39)		(4.62)		3.11
Less distributions from: Net investment income	(.09)		—		—		—		—
Net realized gains	—		—		—		(2.50)		—
Total distributions	(.09)		—		—		(2.50)		—
Increase from regulatory settlements	.02	d	.26	d	—		—		—
Net asset value, end of period	$11.77		$11.87		$9.80		$11.19		$18.31
Total Return (%)c	(.19	)d	21.12	d	(12.42	)b	(28.90	)b	20.46	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11		13		13		17		28
Ratio of expenses before expense reductions (%)	2.08		2.18		2.30		2.12		2.07
Ratio of expenses after expense reductions (%)	2.08		2.18		2.20		2.00		2.00
Ratio of net investment income (loss) (%)	(1.47)		(1.53)		(1.23)		(1.37)		(1.52)
Portfolio turnover rate (%)	54		68		90		82		56
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Total return does not reflect the effect of any sales charges.
d The period ended September 30, 2010 includes a non-recurring payment from the Advisor, which amounted to $0.221 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.022 and $0.039 per share of non-affiliated regulatory settlements for the periods ended September 30, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.19% and 2.66% lower for the periods ended September 30, 2011 and 2010, respectively.

	Years Ended September 30,
Class S	2011		2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$12.91		$10.55		$11.92		$19.17	$15.74
Income (loss) from investment operations: Net investment income (loss)a	(.06)		(.05)		(.01)		(.06)	(.08)
Net realized and unrealized gain (loss)	.20		2.13		(1.36)		(4.69)	3.51
Total from investment operations	.14		2.08		(1.37)		(4.75)	3.43
Less distributions from: Net investment income	(.26)		—		—		—	—
Net realized gains	—		—		—		(2.50)	—
Return of capital	—		—		.00	*	—	—
Total distributions	(.26)		—		.00	*	(2.50)	—
Increase from regulatory settlements	.02	c	.28	c	—		—	—
Net asset value, end of period	$12.81		$12.91		$10.55		$11.92	$19.17
Total Return (%)	.99	c	22.37	c	(11.47	)b	(28.21)	21.79	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	133		147		126		159	255
Ratio of expenses before expense reductions (%)	1.00		1.09		1.18		1.01	.99
Ratio of expenses after expense reductions (%)	1.00		1.09		1.13		1.01	.94
Ratio of net investment income (loss) (%)	(.39)		(.44)		(.16)		(.38)	(.46)
Portfolio turnover rate (%)	54		68		90		82	56
a Based on average shares outstanding during period.
b Total return would have been lower had certain expenses not been reduced.
c The period ended September 30, 2010 includes a non-recurring payment from the Advisor, which amounted to $0.239 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.024 and $0.042 per share of non-affiliated regulatory settlements for the periods ended September 30, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.19% and 2.66% lower for the periods ended September 30, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended September 30,
Institutional Class	2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$13.16		$10.68		$12.09		$19.41		$15.95
Income (loss) from investment operations: Net investment income (loss)a	(.06)		.04		(.01)		(.06)		(.10)
Net realized and unrealized gain (loss)	.20		2.16		(1.40)		(4.76)		3.56
Total from investment operations	.14		2.20		(1.41)		(4.82)		3.46
Less distributions from: Net investment income	(.38)		—		—		—		—
Net realized gains	—		—		—		(2.50)		—
Return of capital	—		—		.00	*	—		—
Total distributions	(.38)		—		.00	*	(2.50)		—
Increase from regulatory settlements	.02	c	.28	c	—		—		—
Net asset value, end of period	$12.94		$13.16		$10.68		$12.09		$19.41
Total Return (%)	.89	c	23.22	c	(11.63	)b	(28.22	)b	21.69	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		1		1		117		387
Ratio of expenses before expense reductions (%)	1.00		.30		1.11		1.04		1.03
Ratio of expenses after expense reductions (%)	1.00		.30		1.03		1.00		1.00
Ratio of net investment income (loss) (%)	(.39)		.35		(.05)		(.37)		(.52)
Portfolio turnover rate (%)	54		68		90		82		56
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c The period ended September 30, 2010 includes a non-recurring payment from the Advisor, which amounted to $0.241 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.024 and $0.043 per share of non-affiliated regulatory settlements for the periods ended September 30, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.19% and 2.66% lower for the periods ended September 30, 2011 and 2010, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Mid Cap Growth Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust. The Fund is the successor to DWS Mid Cap Growth Fund, a series of DWS Advisor Funds (the "Predecessor Fund"). On February 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Trust, while retaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to February 1, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2011, the Fund had a net tax basis capital loss carryforward of approximately $57,221,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2018, the expiration date, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. During the year ended September 30, 2011, the Fund utilized approximately $50,778,000 of prior year capital loss carryforward.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, certain securities sold at a loss, and regulatory settlements. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforwards	$57,221,000
Net unrealized appreciation (depreciation) on investments	$29,702,159

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2011	2010
Distributions from ordinary income*	$6,199,365	$—

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended September 30, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $209,440,623 and $260,774,592, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.65%
Next $1 billion of such net assets	.60%
Next $2.5 billion of such net assets	.55%
Next $2.5 billion of such net assets	.54%
Next $2.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.52%
Over $11.5 billion of such net assets	.51%

Accordingly, for the year ended September 30, 2011, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.64% of the Fund's average daily net assets.

For the period from October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	1.44%
Class B	2.19%
Class C	2.19%

For the period from October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of Class B at 2.20%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2011, the Administration Fee was $399,848, of which $28,687 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended September 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at September 30, 2011
Class A	$360,264	$93,336
Class B	15,289	4,932
Class C	32,185	7,276
Class S	234,264	64,836
Institutional Class	2,453	898
	$644,455	$171,278

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2011
Class B	$39,344	$2,951
Class C	106,295	7,416
	$145,639	$10,367

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2011	Annual Effective Rate
Class A	$509,982	$83,153	.24%
Class B	12,800	1,791	.24%
Class C	35,521	5,175	.25%
	$558,303	$90,119

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2011 aggregated $13,007.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2011, the CDSC for the Fund's Class B and C shares was $9,590 and $895, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2011, DIDI received $411.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,347, of which $7,572 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2011.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,792,859	$26,239,513	1,966,902	$22,200,685
Class B	26,584	385,415	41,914	448,195
Class C	155,515	2,110,383	180,910	1,960,280
Class S	1,445,541	21,292,304	869,859	10,847,913
Institutional Class	82,288	1,265,798	8,571	104,644
		$51,293,413		$35,561,717
Shares issued to shareholders in reinvestment of distributions
Class A	209,495	$3,002,067	—	$—
Class B	2,181	29,309	—	—
Class C	6,887	92,420	—	—
Class S	193,654	2,804,148	—	—
Institutional Class	1,938	28,372	—	—
		$5,956,316		$—
Shares redeemed
Class A	(3,428,803)	$(50,078,303)	(4,174,190)	$(47,513,369)
Class B	(154,839)	(2,130,589)	(461,072)	(4,902,135)
Class C	(317,046)	(4,326,158)	(442,548)	(4,763,087)
Class S	(2,637,376)	(39,062,237)	(1,434,515)	(16,506,115)
Institutional Class	(36,083)	(536,591)	(70,112)	(811,962)
		$(96,133,878)		$(74,496,668)
Net increase (decrease)
Class A	(1,426,449)	$(20,836,723)	(2,207,288)	$(25,312,684)
Class B	(126,074)	(1,715,865)	(419,158)	(4,453,940)
Class C	(154,644)	(2,123,355)	(261,638)	(2,802,807)
Class S	(998,181)	(14,965,785)	(564,656)	(5,658,202)
Institutional Class	48,143	757,579	(61,541)	(707,318)
		$(38,884,149)		$(38,934,951)

F. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to shareholders of the Fund, and any unclaimed proceeds were then distributed to the Fund in the amount of $7,039,560. In addition, the Fund received $636,864 and $1,243,490 of non-affiliated regulatory settlements for the years ended September 30, 2011 and 2010, respectively. These payments were included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and Shareholders of DWS Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Mid Cap Growth Fund (the "Fund") at September 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts November 21, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $2,418,000, or the maximum amount allowable under tax law, as qualified dividend income.

For corporate shareholders, 31% of the ordinary dividends paid during the Fund's fiscal year ended September 30, 2011 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2011.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board, which consists of all Independent Trustees. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 1st quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were the same as the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of September 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SMCAX	SMCBX	SMCCX	SMCSX	BTEAX
CUSIP Number	23338J 632	23338J 624	23338J 616	23338J 590	23338J 582
Fund Number	483	683	783	2383	583

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MID CAP GROWTH FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$52,636	$0	$0	$0
2010	$52,636	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Mid Cap Growth Fund, a series of DWS Investment Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 30, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2011